SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported October 29, 2004)


                      NOMURA ASSET ACCEPTANCE CORPORATION
                      -----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                                 333-109614                                   35-3672336
-------------------------------               ------------------------                   ---------------------------
 (STATE OR OTHER JURISDICTION                       (COMMISSION                               (I.R.S. EMPLOYER
      OF INCORPORATION)                            FILE NUMBER)                             IDENTIFICATION NO.)

Two World Financial Center,
Building B, 21st Floor, New
York, New York                                                                                     10281
-------------------------------                                                          ---------------------------
    (ADDRESS OF PRINCIPAL                                                                        (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 667-9300.
--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.
                  ------------

                  On or about November 29, 2004, the Registrant will cause the issuance and sale of approximately $305,000,000.00 initial principal amount of Nomura Asset Acceptance Corp., Mortgage Pass-Through Certificates, Series 2004-AP3 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 2004.

                  In connection with the sale of the Series 2004-AP3, Certificates, the Registrant has been advised by Nomura Securities International, Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") and collateral term sheets (the "Collateral Term Sheets") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-109614, which Computational Materials and Collateral Term Sheets are being filed as an exhibit to this report.

                  The Computational Materials and Collateral Term Sheets have been provided by the Underwriter. The information in the Computational Materials and Collateral Term Sheets are preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials and Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials and Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials and Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials and Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials and Collateral Term Sheets, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 9.01.        Financial Statements, PRO FORMA Financial Information and
                  Exhibits
                  ---------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------


                                     ITEM 601(A) OF
                                     REGULATION S-K
      EXHIBIT NO.                     EXHIBIT NO.                                   DESCRIPTION
      -----------                     -----------                                   -----------
           1                               99                    Computational   Materials  and   Collateral   Term
                                                                 Sheets     prepared    by    Nomura     Securities
                                                                 International,  Inc.  in  connection  with  Nomura
                                                                 Asset     Acceptance     Corporation,     Mortgage
                                                                 Pass-Through Certificates,  Series 2004-AP3 (filed
                                                                 in paper  pursuant to the  automatic SEC exemption
                                                                 pursuant to Release 33-7427, October 7, 1997).

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 29, 2004

                                                     NOMURA ASSET ACCEPTANCE
                                                     CORPORATION


                                                     By: /s/ M. Dante LaRocca
                                                     ------------------------
                                                     Name:   M. Dante LaRocca
                                                     Title:  Authorized Agent

                                  EXHIBIT INDEX



                                   Item 601(a) of                Sequentially
                                   Regulation S-K                Numbered
Exhibit Number                     Exhibit No.                   Description                    Page
--------------                     -----------                   -----------                    ----
1                                  99                            Computational Materials and    Filed Manually
                                                                 Collateral Term Sheets